UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2009

Global Entertainment Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-49679	93-1221399
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2375 E. Tropicana Avenue, Suite 8-259, Las Vegas, NV 89119
(Address of Principal Executive Office)  (Zip Code)

(702) 516-9684
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTS AND FINANCIAL STATEMENTS

Item 4.01. Changes in Registrant's Certifying Accountant

(a)           The Registrant has appointed Larry O’Donnell, CPA, P.C., as the Registrant's independent accountant for the year ended December 31, 2009 and for the restated audit for the year ending December 31, 2008. This is a change in accountants recommended by the Registrant's Executive Management and approved by the Registrant's Board of Directors. The Registrant dismissed Lawrence Scharfman & Co., CPA, P.C. on August 18, 2009, the date that the Company was notified by the SEC that Lawrence Scharfman & Co., CPA, P.C. was no longer registered with the PCAOB. During the most recent two fiscal years and during the portion of 2009 preceding the Board's decision, neither the Registrant, nor anyone engaged on its behalf, has consulted with Larry O’Donnell, CPA, P.C., regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(l)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(l)(v) of Regulation S-K).

(b)           Scharfman’s reports on the Company’s financial statements for the fiscal year ending December 31, 2007 and 2008 were qualified noting the Company’s ability to continue as a going concern. The reports contained no other adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.  There were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure or activity scope or proceeding during the Company’s two most recent fiscal years and any subsequent interim period though the date of dismissal.

(c)           The Company has provided a copy of this disclosure to Scharfman and has asked that they provide a letter addressed to the Commission stating whether they agree with the statements made by the Company in response to this Item 4.01, and if they do not, stating the respects in which it does not agree.  A copy of the response letter is attached as Exhibit 1 to this Form 8-K.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements
Not applicable.

(b)           Pro Forma Financial Information
Not applicable.

(c)           Exhibits:

1)    Lawrence Scharfman & Co., CPA, P.C. response letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Entertainment Holdings Inc.

/s/   Gary Rasmussen
By:  Gary  Rasmussen
Chief  Executive  Officer

Dated:  November 9, 2009